UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2012

Date of Report (Date of earliest event reported)

WESTERN GAS EQUITY PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 6, 2012, Western Gas Equity Partners, LP (the “Partnership”) entered into an Underwriting Agreement by and among the Partnership and Western Gas Equity Holdings, LLC, the general partner of the Partnership (the “General Partner”), on the one hand, and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), on the other hand, relating to the sale of common units representing limited partner interests in the Partnership (the “Common Units”). The Underwriting Agreement provides for the offer and sale (the “Offering”) by the Partnership, and purchase by the Underwriters, of 17,181,000 Common Units (the “Firm Units”) and, at the option of the Underwriters, an additional 2,577,150 Common Units (the “Additional Units” and, together with the Firm Units, the “Units”), in each case at a price to the public of $22.00 per Common Unit ($20.90 per Common Unit, net of underwriting discounts). On December 7, 2012, the Underwriters notified the Partnership of their election to purchase all of the Additional Units. The material terms of the Offering are described in the prospectus, dated December 6, 2012 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on December 10, 2012, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-184763), initially filed by the Partnership on November 5, 2012, and a Registration Statement on Form S-1 (File No. 333-185315), filed by the Partnership on December 6, 2012, pursuant to Rule 462(b) of the Securities Act of 1933.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Partnership and General Partner have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on December 12, 2012, and the Partnership received proceeds from the Offering of approximately $409.4 million (net of underwriting discounts, structuring fees and estimated offering expenses). The Partnership used the net proceeds from the Offering to purchase from Western Gas Partners, LP (“WES”) 8,722,966 common units representing limited partner interests in WES and to make a corresponding capital contribution to WES, on behalf of Western Gas Holdings, LLC (“WES GP”), to allow WES GP to maintain its 2.0% general partner interest in WES.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Unit Purchase Agreement

On December 12, 2012, in connection with the closing of the Offering, the Partnership entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”), by and among the Partnership, the General Partner, WES and WES GP, which established the terms under which the Partnership and WES GP purchased 8,722,966 WES common units and 178,019 WES general partner units, respectively, from WES with the net proceeds of the Offering. The WES common units and general partner units were purchased at a price of $46.00 per unit. The purchase of WES common and general partner units resulted in aggregate proceeds to WES of approximately $409.4 million.

The foregoing description is qualified in its entirety by reference to the full text of the Unit Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Indemnification Agreements

In connection with the Offering, the General Partner entered into indemnification agreements (the “Indemnification Agreements”) with each of its officers and directors (each, an “Indemnitee”). Each Indemnification Agreement provides that the General Partner will indemnify and hold harmless each Indemnitee against all expense, liability and loss (including attorney’s fees, judgments, fines or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the Indemnitee in connection with serving in the capacity as an officer or director of the General Partner (or of any subsidiary of the General Partner) or in any capacity at the request of the General Partner or its board of directors to the fullest extent permitted by applicable law, including Section 18-108 of the Delaware Limited Liability Company Act in effect on the date of the agreement or as such laws may be amended to provide more advantageous rights to the Indemnitee. The Indemnification Agreements also provide that the General Partner must advance payment of certain expenses to the Indemnitee, including fees of counsel, in advance of final disposition of any proceeding, subject to receipt of an undertaking from the Indemnitee to return such advance if it is ultimately determined that the Indemnitee is not entitled to indemnification.

The foregoing description is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Long-Term Incentive Plan

The description of the Western Gas Equity Partners, LP 2012 Long-Term Incentive Plan (the “LTIP”) provided below under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the LTIP is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Omnibus Agreement

On December 12, 2012, in connection with the closing of the Offering, the Partnership entered into an omnibus agreement (the “Omnibus Agreement”), by and among the Partnership, the General Partner and Anadarko Petroleum Corporation (“Anadarko”), which addresses the Partnership’s obligation to reimburse Anadarko for expenses incurred or payments made on the Partnership’s behalf in conjunction with Anadarko’s provision of general and administrative services to the Partnership, including the Partnership’s public company expenses and general and administrative expenses. Additionally, the Omnibus Agreement addresses the Partnership’s obligation to pay Anadarko, in quarterly installments, an administrative services fee of $250,000 per year (subject to an annual adjustment based upon the increase in the consumer price index) and the Partnership’s obligation to reimburse Anadarko for all insurance coverage expenses it incurs or payments it makes with respect to the Partnership’s assets.

The foregoing description is qualified in its entirety by reference to the full text of the Omnibus Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference

Tax Sharing Agreement

On December 12, 2012, in connection with the closing of the Offering, the Partnership entered into a tax sharing agreement (the “Tax Sharing Agreement”), by and between the Partnership and Anadarko, pursuant to which the Partnership will reimburse Anadarko for the Partnership’s estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, borne by Anadarko on the Partnership’s behalf as a result of the Partnership’s operations being included in a combined or consolidated tax return filed by Anadarko for periods including and subsequent to the closing date of the Offering. Anadarko may use its tax attributes to cause its combined or consolidated group, of which the Partnership may be a member, to owe no tax. Nevertheless, the Partnership will be required to reimburse Anadarko for the estimated share of taxes that the Partnership would have owed had the attributes not been available or used for the Partnership’s benefit, regardless of whether Anadarko pays taxes for the period.

The foregoing description is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference

Relationships

Each of the Partnership, General Partner, WES and WES GP is either an indirect wholly owned subsidiary or controlled affiliate of Anadarko. As a result, certain individuals, including officers and directors of the General Partner and WES GP, serve as officers and/or directors of more than one of such other entities.

Certain of the Underwriters and their affiliates have in the past, and may in the future, perform investment banking, commercial banking, advisory and other services for the Partnership and its affiliates from time to time for which they have received, and may in the future receive, customary fees and expenses.

As more fully described in the section “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, Anadarko indirectly owns and controls the General Partner and owns, through a wholly owned subsidiary, an aggregate of 199,137,365 Common Units in the Partnership. The General Partner owns a non-economic general partner interest in the Partnership. In addition, the Partnership owns WES GP and an approximate 47.1% limited partner interest in WES.

Item 3.02 Unregistered Sales of Equity Securities.

On December 12, 2012, in connection with the closing of the Offering, the Partnership’s previously issued and outstanding limited partner interests were exchanged for 199,137,365 newly issued Common Units. The transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for this transaction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On December 6, 2012, in connection with the effectiveness of the Partnership’s Registration Statement, David J. Tudor was appointed to the board of directors of the General Partner (the “Board”). David J. Tudor was also appointed to serve as chairman of the Board’s audit committee.

Long-Term Incentive Plan

On November 30, 2012, the Board of Directors of the General Partner adopted the LTIP (as defined above) for the employees and directors of the General Partner and its affiliates. The LTIP provides for the grant of all or any of the following components: (1) restricted units, (2) phantom units, (3) unit options, (4) unit appreciation rights, (5) unit awards, (6) other unit-based awards, (7) distribution equivalent rights, (8) substitute awards and (9) performance awards. The LTIP will limit the number of units that may be delivered pursuant to awards to 3,000,000 Common Units. Common Units withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. The LTIP will be administered by the board of directors of the General Partner or a committee thereof.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Western Gas Equity Partners, LP

On December 12, 2012, in connection with the closing of the Offering, Western Gas Resources, Inc. (“WGR”) and the General Partner adopted the Partnership’s First Amended and Restated Agreement of Limited Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “The Partnership Agreement of Western Gas Equity Partners, LP” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Limited Liability Company Agreement of Western Gas Equity Holdings, LLC

On December 12, 2012, in connection with the closing of the Offering, WGR, the sole member of the General Partner, adopted the General Partner’s Amended and Restated Limited Liability Company Agreement (as amended and restated, the “LLC Agreement”). The LLC Agreement governs, among other things, the management of the General Partner and the rights of WGR, as sole member of the General Partner.

The foregoing description is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

1.1	Underwriting Agreement, dated December 6, 2012, by and among Western Gas Equity Partners, LP, Western Gas Equity Holdings, LLC and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC

3.1	First Amended and Restated Agreement of Limited Partnership of Western Gas Equity Partners, LP, dated as of December 12, 2012

3.2	Amended and Restated Limited Liability Company Agreement of Western Gas Equity Holdings, LLC, dated as of December 12, 2012

10.1	Unit Purchase Agreement, by and among Western Gas Partners, LP, Western Gas Holdings, LLC, Western Gas Equity Partners, LP and Western Gas Equity Holdings, LLC, dated as of December 12, 2012

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Amendment No. 3 to Western Gas Equity Partners, LP’s Registration Statement on Form S-1, filed on December 3, 2012, File No. 333-184763)

10.3	Western Gas Equity Partners, LP 2012 Long-Term Incentive Plan

10.4	Omnibus Agreement, by and among Western Gas Equity Partners, LP, Western Gas Equity Holdings, LLC and Anadarko Petroleum Corporation, dated as of December 12, 2012

10.5	Tax Sharing Agreement, by and between Western Gas Equity Partners, LP and Anadarko Petroleum Corporation, dated as of December 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

	By:	Western Gas Equity Holdings, LLC, its general partner

Date: December 12, 2012	By:	/s/ Philip H. Peacock
Philip H. Peacock
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

1.1	Underwriting Agreement, dated December 6, 2012, by and among Western Gas Equity Partners, LP, Western Gas Equity Holdings, LLC and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC

3.1	First Amended and Restated Agreement of Limited Partnership of Western Gas Equity Partners, LP, dated as of December 12, 2012

3.2	Amended and Restated Limited Liability Company Agreement of Western Gas Equity Holdings, LLC, dated as of December 12, 2012

10.1	Unit Purchase Agreement, by and among Western Gas Partners, LP, Western Gas Holdings, LLC, Western Gas Equity Partners, LP and Western Gas Equity Holdings, LLC, dated as of December 12, 2012

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Amendment No. 3 to Western Gas Equity Partners, LP’s Registration Statement on Form S-1, filed on December 3, 2012, File No. 333-184763)

10.3	Western Gas Equity Partners, LP 2012 Long-Term Incentive Plan

10.4	Omnibus Agreement, by and among Western Gas Equity Partners, LP, Western Gas Equity Holdings, LLC and Anadarko Petroleum Corporation, dated as of December 12, 2012

10.5	Tax Sharing Agreement, by and between Western Gas Equity Partners, LP and Anadarko Petroleum Corporation, dated as of December 12, 2012